Exhibit 10.2

SOUTH PLAINS FINANCIAL, INC.
2019 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION AWARD

Subject to the terms and conditions of this Notice of Stock Option Award (this "Notice"), the Stock Option Award Agreement attached hereto (the "Award Agreement"), and the South Plains Financial, Inc. 2019 Equity Incentive Plan (the "Plan"), the below individual (the "Participant") is hereby granted an option (the "Option") to purchase the below number of Shares of Common Stock in South Plains Financial, Inc., a Texas corporation (the "Company").  Unless otherwise specifically indicated, all terms used in this Notice have the meanings set forth in the Award Agreement or the Plan.

Identifying Information:

Participant Name		Date of Grant:
and Address:		Vesting Commencement Date:
Exercise Price per Share:
Type of Option:	☐ Nonstatutory Stock Option ☐ Incentive Stock Option	Total Number of Shares ("Optioned Shares"):
Expiration Date:

Vesting Schedule:
Subject to the Participant's continuous status as a Service Provider and the terms of the Plan, this Notice and the Award Agreement, the Optioned Shares vest over a [__]-year period in accordance with the following vesting schedule (the "Vesting Schedule"): [__]% of the Optioned Shares shall vest upon the [__] anniversary of the Vesting Commencement Date, and thereafter, the remaining [__]% of the Optioned Shares shall vest pro rata on a monthly basis over the next [__] months.  Notwithstanding the foregoing, the Optioned Shares will automatically become fully vested upon the earlier of: (i) the Participant's Disability, (ii) the Participant's death, (iii) immediately prior to a Change in Control, (iv) the Participant terminating his status as a Service Provider for Good Reason and (v) the Company terminating the Participant’s employment without Cause.  For purposes of the foregoing, the terms Cause and Good Reason shall mean as set forth in the employment agreement between the Company and the Participant.

Maximum Exercise Period:
Pursuant to Section 3 of the Award Agreement and Section 7(d) of the Plan, the post-termination exercise period will be:

Event Triggering Termination of Option	Max Time to Exercise Following Triggering Event
Termination of Service Provider status (except as provided below)	3 months
Termination of Service Provider status due to Disability	12 months
Termination of Service Provider status due to death	12 months

[SIGNATURES ON THE NEXT PAGE]

Representations and Agreements of the Participant:
The Participant has reviewed this Notice, the Award Agreement and the Plan in their entirety, has had an opportunity to have them reviewed by his or her legal and tax advisers, and hereby represents that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents or affiliates.  The Participant represents to the Company that he or she is familiar with the terms of this Notice, the Award Agreement and the Plan, and hereby accepts the Optioned Shares subject to all of their terms.  The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Award Agreement and the Plan will be resolved solely by the Committee.

Electronic Signature:
This Notice may be executed by the Participant and the Company by means of electronic or digital signatures, which have the same force and effect as manual signatures.  The Participant agrees that clicking "I Accept" (or a tab of similar intent) in connection with or response to any electronic communication or other medium has the effect of affixing the Participant's electronic signature to this Notice.  If required to be executed by electronic or digital signature, this Award of Optioned Shares will be forfeited by the Participant if it is not duly executed by electronic signature by the Participant prior to the deadline set forth in the electronic transmission of this Award Agreement.

SOUTH PLAINS FINANCIAL, INC.:	PARTICIPANT:

By:	Signature:

Its:	Print Name:

Dated:	Dated:

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SOUTH PLAINS FINANCIAL, INC.
2019 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

Subject to the terms and conditions of the Notice of Stock Option Award (the "Notice"), this Stock Option Award Agreement (this "Award Agreement"), and the South Plains Financial, Inc. 2019 Equity Incentive Plan (the "Plan"), South Plains Financial, Inc., a Texas corporation (the "Company"), hereby grants the individual set forth in the Notice (the "Participant") an option (the "Option") to purchase Shares of Common Stock.  Unless otherwise specifically indicated, all terms used in this Award Agreement have the meanings set forth in the Notice or the Plan.

1. Grant of the Option.  The principal features of the Option, including the number of Optioned Shares subject to the Option, are set forth in the Notice.

2. Vesting Schedule and Risk of Forfeiture.

(a) Vesting Schedule.  Subject to the Participant's continuous status with the Company as a Service Provider and any other limitations set forth in the Notice, the Plan or this Award Agreement, the Optioned Shares will vest in accordance with the Vesting Schedule provided in the Notice (the "Vesting Schedule").

(b) Risk of Forfeiture.  The Optioned Shares will be subject to a risk of forfeiture until such time the Optioned Shares vest in accordance with the Vesting Schedule.  All or any portion of the Optioned Shares subject to a risk of forfeiture will automatically be forfeited and immediately returned to the Company if the Participant's continuous status as a Service Provider is interrupted or terminated for any reason other than as permitted under the Plan.  Additionally, and notwithstanding anything in the Notice or this Award Agreement to the contrary, the vested and unvested Optioned Shares will automatically and immediately be forfeited upon the date the Participant's continuous status as a Service Provider is terminated for Cause.

3. Exercise of Option.

(a) Right to Exercise.  The Optioned Shares will be exercisable during their term cumulatively according to the Vesting Schedule and the applicable provisions of the Plan; however, the Optioned Shares may not be exercised for a fraction of a Share.  Additionally, and notwithstanding anything in the Notice, this Award Agreement, the Plan or any other agreement to the contrary, the Participant's right to exercise vested Optioned Shares will automatically expire, and the vested Optioned Shares will automatically terminate, upon the end of the Maximum Exercise Period.  As provided under the Plan, and notwithstanding anything to the contrary, all Optioned Shares will automatically expire and terminate upon the Expiration Date (as set forth in the Notice) to the extent not then exercised.  Thereafter, no vested Optioned Shares may be exercised.

(b) Method of Exercise.  The Option will be exercisable to the extent then vested by delivery of a written exercise notice in a form acceptable to the Committee  (the "Exercise Notice"), which must state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company.  The Exercise Notice must be signed by the Participant (or by the Participant's beneficiary or other person entitled to exercise the Option in the event of the Participant's death under the Plan) and must be delivered in person or by certified mail to the Secretary of the Company.  The Exercise Notice must be accompanied by payment of the aggregate Exercise Price as to all Shares exercised.  The Option will be deemed to be exercised as of the date (the "Exercise Date"): (i) on which the Company receives (as determined by the Committee in its sole, but reasonable, discretion) the fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price, and (ii) all other applicable terms and conditions of the Award Agreement are satisfied in the sole discretion of the Committee.

(c) Approval by Shareholders and Compliance Restrictions on Exercise.  Notwithstanding any other provision of this Award Agreement to the contrary, no portion of the Option will be exercisable at any time prior to the approval of the Plan by the shareholders of the Company.  No Shares will be issued pursuant to the exercise of an Option unless the issuance and exercise, including the form of consideration used to pay the Exercise Price, comply with Applicable Laws.  The Participant will not have any rights as a shareholder with respect to any shares of Common Stock subject to the Option prior to the Exercise Date.

(d) Issuance of Shares.  After receiving the Exercise Notice, the Company will cause to be issued a certificate or certificates (or electronic equivalent) for the Shares as to which the Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship).  The Company will cause the certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising the Option.

4. Method of Payment.  Payment of the aggregate Exercise Price may be by any of the following forms of consideration, or a combination thereof, at the election of the Participant:

(a) cash or check;

(b) if approved by the Committee (in its sole discretion), consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan or a net exercise feature; or

(c) if approved by the Committee (in its sole discretion), surrender of other Shares which, if accepted by the Company, would not subject the Company to adverse accounting as determined by the Committee.

5. Non-Transferability of Option.  The Option and the rights and privileges conferred hereby may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of (whether by operation of law or otherwise) in any manner otherwise than by will or by the laws of descent or distribution, will not be subject to sale under execution, attachment, levy or similar process and may be exercised during the lifetime of the Participant only by the Participant.  The terms of the Notice, this Award Agreement and the Plan are binding upon the executors, administrators, heirs, successors and assigns of the Participant.

6. Term of Option.  The Option will in any event expire on the Expiration Date set forth in the Notice, and may be exercised prior to the Expiration Date only in accordance with the Plan and the terms of this Award Agreement.

7. Taxes.  The Participant hereby acknowledges and understands that he or she may suffer adverse tax consequences as a result of the Participant's exercise of the Option or disposition of the Optioned Shares.

(a) Representations.  The Participant has reviewed with the Participant's tax advisors the tax consequences of this Award Agreement and the Optioned Shares granted hereunder, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction.  The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  The Participant hereby acknowledges and understands that, except as otherwise provided in the employment agreement between the Participant and the Company, the Participant (and not the Company) will be responsible for the Participant's tax liability that may arise as a result of the Participant receiving this Award Agreement and the Optioned Shares granted hereunder.

(b) Payment of Withholding Taxes.  The Participant will make appropriate arrangements with the Company for the satisfaction of all U.S. federal, state, local and non-U.S. income and employment tax withholding requirements applicable to the Option exercise.  The Committee has the sole authority to determine whether a "net withholding" may be permitted or is required for purposes of the Participant satisfying his or her obligations under this Section 7(b).  The Participant hereby acknowledges the Company's obligations under this Award Agreement are fully contingent on the Participant first satisfying this Section 7(b).  Therefore, a failure of the Participant to reasonably satisfy this Section 7 in accordance with the Committee's sole and absolute discretion will result in the automatic termination and expiration of this Award Agreement and the Company's obligations hereunder.  The Participant hereby agrees that a breach of this Section 7 will be deemed to be a material breach of this Award Agreement.

(c) Notice of Disqualifying Disposition of Shares.  If the Option granted to the Participant herein is designated as an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of: (i) the date two years after the Date of Grant and (ii) the date one year after the date of exercise, the Participant will immediately notify the Company in writing of such disposition.  The Participant hereby acknowledges and agrees that the Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant in connection with the exercise of the Option.

8. Adjustment of Shares.  In the event of any transaction described in Section 15(a) of the Plan, the terms of the Option (including, without limitation, the number and kind of the Optioned Shares and the Exercise Price) shall be adjusted as set forth therein.  This Award Agreement in no way affects the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any part of its business or assets.

9. Legality of Initial Issuance.  No Shares will be issued upon the exercise of the Option unless and until the Committee has determined that: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares are listed has been satisfied; and (iii) any other applicable provision of any Applicable Law has been satisfied.

10. No Registration Rights.  The Company may, but is not obligated to, register or qualify the sale of Shares under the Securities Act or any other Applicable Laws.  The Company is not obligated to take any affirmative action in order to cause the sale of Shares under this Award Agreement to comply with any law.

11. Restrictions.  Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with Applicable Laws.

12. Notice.  Any notice required by the terms of this Award Agreement must be given in writing and will be deemed to be effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid.  Notice must be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

13. Successors and Assigns.  Except as provided herein to the contrary, this Award Agreement is binding upon and will inure to the benefit of the parties to this Award Agreement, their respective successors and permitted assigns.

14. No Assignment.  Except as otherwise provided in this Award Agreement, the Participant may not assign any of his or her rights under the Notice or this Award Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion.  The Company is permitted to assign its rights or obligations under the Notice or this Award Agreement.

15. Construction; Severability.  The captions used in this Award Agreement are inserted for convenience and are not to be deemed to be a part of this Award Agreement for construction or interpretation.  Except where otherwise indicated by the context, the singular form includes the plural form and the plural form includes the singular form.  Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.  The validity, legality or enforceability of the remainder of this Award Agreement will not be affected even if one or more of the provisions of this Award Agreement are held to be invalid, illegal or unenforceable in any respect.

16. Administration and Interpretation.  Any determination by the Committee in connection with any question or issue arising under the Notice, the Plan or this Award Agreement will be final, conclusive and binding on the Participant, the Company and all other persons.  Any question or dispute regarding the interpretation of this Award Agreement or the receipt of the Option hereunder must be submitted by the Participant to the Committee.  The resolution of such question or dispute by the Committee will be final and binding on all parties.

17. Counterparts.  This Award Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile, and each of which will be deemed to be an original, but all of which together will be deemed to be one and the same instrument.

18. Entire Agreement; Governing Law; and Amendments.  The provisions of the Plan and the Notice are incorporated herein by reference.  The Plan, the Notice and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and the Participant.  This Award Agreement is governed by the laws of the State of Texas applicable to contracts executed in and to be performed in that State.

19. Venue.  The Company, the Participant and the Participant's assignees agree that any suit, action or proceeding arising out of or related to the Notice, this Award Agreement or the Plan must be brought in the United States District Court for the Northern District of Texas (or should such court lack jurisdiction to hear such action, suit or proceeding, in a state court in Lubbock County, Texas) and that all parties submit to the jurisdiction of such court.  The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court.  If any one or more provisions of this Section 19 are for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions be modified to the minimum extent necessary to make it or its application valid and enforceable.

20. No Guarantee of Continued Service.  THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE IS EARNED ONLY BY CONTINUOUS STATUS AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER).  THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE OPTION GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND DO NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT'S RIGHT OR THE COMPANY'S (OR ANY AFFILIATE'S) RIGHT TO TERMINATE THE PARTICIPANT'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE, SUBJECT TO THE EMPLOYMENT AGREEMENT BETWEEN THE PARTICIPANT AND THE COMPANY.

21. Waiver.  Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed to be a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed to be a waiver or relinquishment of such right or power at any other time or times.

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